SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    Form 8-K

                 Current Report Pursuant to Section 13 OR 15(d)
                     Of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) January 22, 2002
                                                         ----------------

                               NUWAY ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    DELAWARE                      33-43423                        65-0159115
--------------------------------------------------------------------------------
(State or other                 (Commission                    (I.R.S. Employer
jurisdiction of                 File Number)                 Identification No.)
   formation)


19100 Von Karman Avenue, Suite 450, Irvine CA                            92612
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code (949) 553-8002
                              ---------------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

         On January 22, 2002, the Registrant engaged Hein + Associates LLP ("Hein"), as its independent accountants to audit the Registrant's financial statements for its fiscal year ending December 31, 2001. In the Registrant's two most recent fiscal years and subsequent interim periods prior to such engagement, the Registrant has not (itself or through someone acting on its behalf) consulted with Hein on any accounting or auditing matter.

Item 5.  Other Events and Regulation FD Disclosure.

         On January 18, 2002 the Registrant notified Don Walker that it was not able, at this time, to proceed with the proposed transaction between the parties as per the November 2001 non-binding Letter of Intent.

         On January 22, 2002 the Registrant announced that the Registrant entered into a Letter of Intent to acquire Mendell Energy Technologies, Inc. On this date the Registrant also announced that it has named Kyle Swingle as the registrant's Chief of Engineering. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    NUWAY ENERGY, INC.


Dated: January 29, 2002             By: /s/ TODD SANDERS
                                       ----------------------------------
                                       Todd Sanders
                                       President


                                       3